UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08476

The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2020

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi
Chief Investment Officer	Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Stockholders,

For the year ended December 31, 2020, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was 18.6%, compared with a total return of 15.9% for the Morgan Stanley Capital International (MSCI) World Index. The total return for the Fund’s publicly traded shares was 14.2%. The Fund’s NAV per share was $8.14, while the price of the publicly traded shares closed at $7.96 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(11 /15/94)
Gabelli Multimedia Trust Inc. (GGT)
NAV Total Return (b)	18.58%	11.13%	11.25%	7.26%	8.96%
Investment Total Return (c)	14.15	13.24	12.21	8.40	9.25
MSCI AC World Communication Services Index	24.08	9.96	7.92	8.00	N/A
MSCI World Index	15.90	12.19	9.87	7.33	7.71	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The MSCI World Index is an unmanaged indicator of stock market performance. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of Communication Services from around the world. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2020:

The Gabelli Multimedia Trust Inc.

Entertainment	17.1%
Computer Software and Services	11.4%
Broadcasting	9.3%
Cable	8.9%
U.S. Government Obligations	8.2%
Electronics	6.4%
Hotels and Gaming	4.1%
Wireless Communications	4.1%
Telecommunications: National	4.0%
Financial Services	3.9%
Real Estate	2.9%
Computer Hardware	2.9%
Consumer Services	2.7%
Satellite	2.5%
Telecommunications: Regional	2.3%

Business Services: Advertising	1.6%
Business Services	1.6%
Consumer Products	1.4%
Publishing	1.2%
Equipment	1.0%
Information Technology	0.9%
Diversified Industrial	0.5%
Telecommunications: Long Distance	0.4%
Food and Beverage	0.3%
Retail	0.2%
Copyright/Creativity Companies	0.2%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 91.3%
	DISTRIBUTION COMPANIES — 55.4%
	Broadcasting — 9.2%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$67,019
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	32,355
16,000	Cogeco Inc.	317,869	1,030,466
35,000	Corus Entertainment Inc., OTC, Cl. B	117,328	117,075
170,000	Corus Entertainment Inc., Toronto, Cl. B	713,046	571,608
36,000	Discovery Inc., Cl. A†	333,579	1,083,240
169,000	Discovery Inc., Cl. C†	3,769,216	4,426,110
30,000	Fox Corp., Cl. A	1,246,500	873,600
28,000	Fox Corp., Cl. B	856,484	808,640
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	15,142
30,000	iHeartMedia Inc., Cl. A†	427,026	389,400
16,000	Informa plc†	176,942	120,121
240,000	ITV plc†	546,760	350,518
4,000	Lagardere SCA†	90,044	100,078
8,000	Liberty Broadband Corp., Cl. A†	540,820	1,260,640
51,800	Liberty Broadband Corp., Cl. C†	5,430,071	8,203,566
17,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	396,897	734,230
84,361	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	3,018,797	3,670,547
68,566	Media Prima Berhad†	34,965	4,858
40,000	MSG Networks Inc., Cl. A†	592,592	589,600
4,000	Nexstar Media Group Inc., Cl. A	341,960	436,760
25,000	Nippon Television Holdings Inc.	392,024	272,142
4,000	NRJ Group†	17,822	29,710
3,000	RTL Group SA†	107,299	145,645
25,000	Sinclair Broadcast Group Inc., Cl. A	771,262	796,250
34,000	TBS Holdings Inc.	709,188	596,659
89,000	TEGNA Inc.	1,420,477	1,241,550
30,000	Television Broadcasts Ltd.	109,033	30,919
22,000	Television Francaise 1†	219,175	177,115
240,000	TV Azteca SAB de CV	58,305	5,198
		22,884,308	28,180,761
	Business Services — 1.5%
6,000	Carlisle Support Sevices Group Ltd.†(a)	200	656
4,000	Fluent Inc.†	32,492	21,240
6,000	Impellam Group plc†	8,600	19,200
14,200	S&P Global Inc.	3,145,777	4,667,966
		3,187,069	4,709,062
	Cable — 8.9%
15,000	Altice Europe NV†	82,571	97,634
Shares		Cost	Market Value
25,000	AMC Networks Inc., Cl. A†	$829,826	$894,250
300	Cable One Inc.	333,624	668,316
3,800	Charter Communications Inc., Cl. A†	1,664,868	2,513,890
35,000	Cogeco Communications Inc.	794,660	2,690,785
143,000	Comcast Corp., Cl. A	5,702,178	7,493,200
40,000	Liberty Global plc, Cl. A†	617,660	968,800
130,177	Liberty Global plc, Cl. C†	4,221,114	3,078,686
19,400	MultiChoice Group	133,926	176,904
100,000	Rogers Communications Inc., New York, Cl. B	4,511,625	4,659,000
88,000	Shaw Communications Inc., New York, Cl. B	272,829	1,545,280
4,000	Telenet Group Holding NV	234,227	171,422
200,000	WideOpenWest Inc.†	1,557,858	2,134,000
		20,956,966	27,092,167
	Computer Hardware — 0.1%
10,000	Desktop Metal Inc., Cl. A†	93,849	172,000

	Computer Software and Services — 1.4%
7,000	CyrusOne Inc., REIT	391,402	512,050
40,000	SVMK Inc.†	699,308	1,022,000
2,000	Tencent Holdings Ltd.	113,079	145,502
6,500	Zoom Video Communications Inc., Cl. A†	507,085	2,192,580
20,000	Zuora Inc., Cl. A†	292,450	278,600
		2,003,324	4,150,732
	Consumer Services — 2.3%
1,200	Expedia Group Inc.	128,334	158,880
24,500	IAC/InterActiveCorp.†	1,837,353	4,639,075
120,000	Liberty TripAdvisor Holdings Inc., Cl. A†	516,465	520,800
167,000	Qurate Retail Inc., Cl. A	1,390,437	1,831,990
		3,872,589	7,150,745

	Copyright/Creativity Companies — 0.2%
5,500	Ubisoft Entertainment SA†	516,023	529,732

	Diversified Industrial — 0.5%
25,000	Bouygues SA	815,194	1,027,713
23,000	Jardine Strategic Holdings Ltd.	595,515	572,240
6,000	Malaysian Resources Corp. Berhad	4,297	708
		1,415,006	1,600,661
	Entertainment — 10.4%
85,000	Borussia Dortmund GmbH & Co. KGaA†	675,844	564,891
6,500	GAN Ltd.†	118,515	131,820
380,000	Grupo Televisa SAB, ADR†	4,594,832	3,131,200
22,000	Liberty Media Corp.- Liberty Braves, Cl. A†	484,640	547,140

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
112,000	Liberty Media Corp.- Liberty Braves, Cl. C†	$2,256,720	$2,786,560
8,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	210,094	303,920
33,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	1,002,728	1,405,800
4,000	M6 Metropole Television SA†	35,208	64,796
24,000	Madison Square Garden Entertainment Corp.†	1,749,058	2,520,960
21,500	Madison Square Garden Sports Corp.†	3,393,288	3,958,150
28,000	Naspers Ltd., Cl. N	2,621,432	5,753,100
6,500	Netflix Inc.†	2,525,142	3,514,745
20,000	Reading International Inc., Cl. A†	306,014	100,400
8,000	Reading International Inc., Cl. B†	85,625	182,080
4,000	Roku Inc.†	56,000	1,328,080
45,000	Sirius XM Holdings Inc.	257,357	286,650
23,800	Take-Two Interactive Software Inc.†	3,236,955	4,945,402
550,000	Wow Unlimited Media Inc.†(b)(c)	535,492	194,438
		24,144,944	31,720,132

	Equipment — 1.0%
3,600	Amphenol Corp., Cl. A	7,014	470,772
44,000	Corning Inc.	1,208,193	1,584,000
6,500	QUALCOMM Inc.	558,208	990,210
		1,773,415	3,044,982

	Financial Services — 3.9%
15,000	Caribbean Investment Holdings Ltd.	14,944	8,154
5,000	Conx Corp.†	49,800	52,250
35,500	Kinnevik AB, Cl. A	673,200	1,829,452
25,000	Kinnevik AB, Cl. B	735,025	1,262,519
5,000	LendingTree Inc.†	1,120,814	1,368,950
28,800	PayPal Holdings Inc.†	5,594,804	6,744,960
50,000	Spartacus Acquisition Corp.†	500,000	529,000
9,000	VNV Global AB†	74,633	127,984
14,000	Waterloo Investment Holdings Ltd.†(a)	2,009	4,200
		8,765,229	11,927,469

	Food and Beverage — 0.3%
2,400	Pernod Ricard SA	148,081	459,731
2,500	Remy Cointreau SA	302,970	465,143
		451,051	924,874

	Information Technology — 0.9%
26,500	Prosus NV	2,223,449	2,860,542
Shares		Cost	Market Value
	Real Estate — 1.3%
12,500	American Tower Corp., REIT	$1,705,635	$2,805,750
3,000	Crown Castle International Corp., REIT	310,549	477,570
5,500	Digital Realty Trust Inc., REIT	720,500	767,305
15,000	Midway Investments†(a)	96	205
		2,736,780	4,050,830

	Retail — 0.2%
200	Amazon.com Inc.†	35,729	651,386
1,000	Best Buy Co. Inc.	30,800	99,790
		66,529	751,176

	Satellite — 2.5%
107,000	DISH Network Corp., Cl. A†	4,859,954	3,460,380
72,000	EchoStar Corp., Cl. A†	1,945,816	1,525,680
20,000	Iridium Communications Inc.†	173,758	786,500
89,000	Loral Space & Communications Inc.	3,429,959	1,868,110
250,000	PT Indosat Tbk†	52,779	89,858
3,000	SKY Perfect JSAT Holdings Inc.	15,472	14,760
		10,477,738	7,745,288

	Telecommunications: Long Distance — 0.4%
29,500	AT&T Inc.	972,807	848,420
5,594	BCE Inc.	250,825	239,203
4,203	TIM SA, ADR	108,533	58,506
		1,332,165	1,146,129

	Telecommunications: National — 4.0%
5,000	China Telecom Corp. Ltd., ADR	126,250	137,750
5,000	China Unicom Hong Kong Ltd., ADR	38,450	28,400
50,000	Deutsche Telekom AG, ADR	646,760	913,500
14,000	Elisa Oyj	138,048	767,416
2,000	Freenet AG	43,087	42,013
3,605	Hellenic Telecommunications Organization SA	41,551	58,045
15,000	Liberty Latin America Ltd., Cl. A†	156,902	166,950
99,036	Liberty Latin America Ltd., Cl. C†	1,630,000	1,098,309
1,000	Magyar Telekom Telecommuni-cations plc, ADR	9,280	6,000
4,000	Maroc Telecom	60,473	64,014
40,000	Megacable Holdings SAB de CV	148,072	145,049
20,000	Nippon Telegraph & Telephone Corp.	230,089	512,421
5,000	Oi SA, ADR†	1,612	2,550
8,000	Orange SA, ADR	114,209	94,880
22,000	PLDT Inc., ADR	370,294	614,020
6,000	Rostelecom PJSC, ADR	41,408	49,740
22,000	Swisscom AG, ADR	579,192	1,182,500
10,000	Telecom Argentina SA, ADR	32,356	65,600
315,000	Telecom Italia SpA	831,743	145,231

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
17,500	Telefonica Brasil SA, ADR	$283,641	$154,875
110,114	Telefonica SA, ADR	1,162,304	444,861
140,000	Telekom Austria AG	962,459	1,082,626
55,000	Telesites SAB de CV†	41,755	59,424
15,172	Telia Co. AB	42,639	62,623
6,000	Telkom Indonesia Persero Tbk PT, ADR	12,340	141,120
2,400	Telstra Corp. Ltd., ADR	30,324	27,504
200,000	VEON Ltd., ADR	321,011	302,000
63,500	Verizon Communications Inc.	3,077,247	3,730,625
		11,173,496	12,100,046

	Telecommunications: Regional — 2.3%
32,000	CenturyLink Inc.	464,706	312,000
130,000	Orange Belgium SA	3,454,969	3,462,156
87,500	Telephone and Data Systems Inc.	3,481,364	1,624,875
80,000	TELUS Corp.	517,468	1,584,000
		7,918,507	6,983,031

	Wireless Communications — 4.1%
90,000	Altice USA Inc., Cl. A†	2,041,195	3,408,300
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	799,700
21,000	Anterix Inc.†	877,926	789,600
389,058	Jasmine International PCL(a)	21,005	41,295
24,000	Millicom International Cellular SA, SDR†	1,341,401	944,528
19,000	Orascom Investment Holding, GDR†	29,430	2,736
50,000	ORBCOMM Inc.†	440,141	371,000
34,000	SK Telecom Co. Ltd., ADR.	761,600	832,320
28,500	T-Mobile US Inc.†	2,837,347	3,843,225
19,000	Turkcell Iletisim Hizmetleri A/S, ADR	136,231	102,410
32,000	United States Cellular Corp.†	1,167,112	982,080
25,000	Vodafone Group plc, ADR	971,225	412,000
		10,991,777	12,529,194
	TOTAL DISTRIBUTION COMPANIES	136,984,214	169,369,553

	COPYRIGHT/CREATIVITY COMPANIES — 35.9%
	Business Services — 0.1%
6,000	Scientific Games Corp.†	67,820	248,940

	Business Services: Advertising — 1.6%
1,000	Boston Omaha Corp., Cl. A†	16,970	27,650
479,000	Clear Channel Outdoor Holdings Inc.†	1,148,047	790,350
16,000	JCDecaux SA†	385,647	364,149
20,400	Lamar Advertising Co., Cl. A, REIT	1,294,843	1,697,688
Shares		Cost	Market Value
10,820	Magnite Inc.†	$22,112	$332,282
15,000	Ocean Outdoor Ltd.†	144,925	105,000
1,500	Publicis Groupe SA	10,478	74,692
4,000	Ströeer SE & Co. KGaA	89,263	395,815
55,000	The Interpublic Group of Companies Inc.	1,272,940	1,293,600
		4,385,225	5,081,226
	Computer Hardware — 2.8%
64,000	Apple Inc.	5,320,201	8,492,160

	Computer Software and Services — 10.0%
36,000	Activision Blizzard Inc.	2,387,681	3,342,600
4,000	Actua Corp.†(a)	0	200
4,300	Alphabet Inc., Cl. A†	5,609,531	7,536,352
1,300	Alphabet Inc., Cl. C†	1,467,471	2,277,444
47,000	eBay Inc.	1,470,643	2,361,750
35,200	Facebook Inc., Cl. A†	7,598,751	9,615,232
70,000	Hewlett Packard Enterprise Co.	966,062	829,500
12,000	Match Group Inc.†	1,306,222	1,814,280
10,000	Microsoft Corp.	1,851,176	2,224,200
7,000	QTS Realty Trust Inc., Cl. A, REIT	232,035	433,160
300	Red Violet Inc.†	1,920	7,833
2,000	SoftBank Group Corp.	58,582	156,080
		22,950,074	30,598,631
	Consumer Products — 1.4%
2,000	Nintendo Co. Ltd.	241,733	1,275,096
36,500	Nintendo Co. Ltd., ADR	802,159	2,938,980
		1,043,892	4,214,076
	Consumer Services — 0.1%
1,900	Marriott Vacations Worldwide Corp.	225,055	260,718

	Electronics — 6.4%
2,000	IMAX Corp.†	10,333	36,040
5,000	Intel Corp.	105,992	249,100
3,509	Koninklijke Philips NV†	36,698	190,082
29,036	Micro Focus International plc, ADR†	687,234	165,796
25,000	Resideo Technologies Inc.†	242,292	531,500
181,000	Sony Corp., ADR	10,232,777	18,299,100
		11,315,326	19,471,618
	Entertainment — 6.6%
38,000	CuriosityStream Inc.†	412,237	530,100
79,200	GMM Grammy Public Co. Ltd.	52,488	24,056
6,000	Lions Gate Entertainment Corp., Cl. B†	45,835	62,280
15,000	Live Nation Entertainment Inc.†	675,596	1,102,200
37,000	Manchester United plc, Cl. A	593,696	619,380
17,176	STV Group plc†	13,537	71,169

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
16,000	Tencent Music Entertainment Group, ADR†	$234,735	$307,840
40,000	The Marcus Corp.	496,042	539,200
35,500	The Walt Disney Co.†	4,562,981	6,431,890
32,000	Universal Entertainment Corp.†	831,887	737,591
76,500	ViacomCBS Inc., Cl. A	2,107,258	2,893,230
75,000	ViacomCBS Inc., Cl. B	3,102,945	2,794,500
87,000	Vivendi SA	2,098,655	2,803,760
24,000	Warner Music Group Corp., Cl. A	699,123	911,760
8,000	World Wrestling Entertainment Inc., Cl. A	412,048	384,400
		16,339,063	20,213,356

	Hotels and Gaming — 4.1%
60,000	Boyd Gaming Corp.	1,523,406	2,575,200
1,800	Churchill Downs Inc.	52,401	350,622
18,427	Entain plc†	238,757	285,630
21,000	Full House Resorts Inc.†.	61,648	82,530
18,000	Golden Entertainment Inc.†	205,708	358,020
4,200	Greek Organization of Football Prognostics SA	45,444	56,184
105,000	International Game Technology plc	1,512,227	1,778,700
7,700	Las Vegas Sands Corp.	428,536	458,920
180,250	Mandarin Oriental International Ltd.†.	294,057	306,425
29,000	Melco Resorts & Entertainment Ltd., ADR	193,802	537,950
22,000	MGM China Holdings Ltd	43,826	37,800
28,000	MGM Resorts International	777,139	882,280
4,000	Penn National Gaming Inc.†	26,016	345,480
41,000	Ryman Hospitality Properties Inc., REIT	1,656,172	2,778,160
16,200	Wynn Resorts Ltd.	1,707,512	1,827,846
		8,766,651	12,661,747

	Publishing — 1.2%
20,000	Arnoldo Mondadori Editore SpA†	63,826	36,894
974,000	Bangkok Post plc†	47,100	32,510
1,000	Graham Holdings Co., Cl. B	503,799	533,380
600	John Wiley & Sons Inc., Cl. B	4,269	27,624
36,000	Meredith Corp.	919,597	691,200
5,263	Nation International Edutainment PCL†	265	390
1,000,000	Nation Multimedia Group Public Co. Ltd.†(a)	53,346	5,674
28,000	News Corp., Cl. A	130,834	503,160
33,500	News Corp., Cl. B	557,157	595,295
6,779	Novus Holdings Ltd.†	3,053	378
220,000	Singapore Press Holdings Ltd.	641,805	188,105
600	Spir Communication SA†(a)	3,279	3,665
Shares		Cost	Market Value
65,000	The E.W. Scripps Co., Cl. A	$1,096,298	$993,850
1,800	Wolters Kluwer NV	40,781	151,861
		4,065,409	3,763,986
	Real Estate — 1.6%
5,000	Equinix Inc., REIT	2,103,490	3,570,900
70,000	Outfront Media Inc., REIT	1,227,052	1,369,200
		3,330,542	4,940,100
	TOTAL COPYRIGHT/CREATIVITY COMPANIES	77,809,258	109,946,558
	TOTAL COMMON STOCKS	214,793,472	279,316,111
	CLOSED-END FUNDS — 0.0%
8,000	Altaba Inc., Escrow†	0	116,400

	PREFERRED STOCKS — 0.4%
	DISTRIBUTION COMPANIES — 0.4%
	Broadcasting — 0.1%

5,500	Liberty Broadband Corp., 7.000%, Ser. A	112,525	156,585

	Consumer Services — 0.3%
10,110	Qurate Retail Inc., 8.000%, 03/15/31	1,128,514	1,000,890
	TOTAL DISTRIBUTION COMPANIES		1,157,475
	TOTAL PREFERRED STOCKS		1,157,475
	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%

	Broadcasting — 0.0%
14,000	Media General Inc., CVR†(a)	0	0

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	16

Principal Amount
CONVERTIBLE CORPORATE BONDS — 0.1%
Distribution Companies — 0.1%
Entertainment — 0.1%
$100,000	Gogo Inc., 6.000%, 05/15/22	100,000	170,492

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 8.2%
$25,045,000	U.S. Treasury Bills, 0.064% to 0.120%††, 01/07/21 to 06/17/21.	$25,037,850	$25,040,214

TOTAL INVESTMENTS — 100.0%	$241,172,361	305,800,708

Other Assets and Liabilities (Net)		(124,421)
PREFERRED STOCK
(3,986,911 preferred shares outstanding)		(99,922,525)
NET ASSETS — COMMON STOCK
(25,264,139 common shares outstanding)		$205,753,762

NET ASSET VALUE PER COMMON SHARE
($205,753,762 ÷ 25,264,139 shares outstanding)		$8.14

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	At December 31, 2020, the Fund held an investment in a restricted and illiquid security amounting to $194,438 or 0.06% of total investments, which was valued under methods approved by the Board of Directors as follows:

				12/31/20
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Dates	Cost	Per Unit
550,000	Wow Unlimited Media Inc.	05/05/18-10/01/19	$535,492	$0.3535

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	77.3%	$236,363,796
Europe	9.8	29,980,720
Japan	8.2	24,902,201
South Africa	1.9	5,930,382
Latin America	1.5	4,487,397
Asia/Pacific	1.3	4,069,462
Africa/Middle East	0.0 *	66,750
Total Investments	100.0%	$305,800,708

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities
December 31, 2020
Assets:
Investments, at value (cost $241,172,361)	$305,800,708
Cash	10,554
Deposit at broker for securities sold short	118,092
Receivable for investments sold	555,456
Deferred offering expense	31,190
Dividends and interest receivable	203,446
Prepaid expenses	7,841
Total Assets	306,727,287
Liabilities:
Distributions payable	70,949
Payable for investments purchased	404,813
Payable for investment advisory fees	257,105
Payable for payroll expenses	28,086
Payable for accounting fees	3,750
Payable for stockholder communications expenses	96,910
Payable for legal and audit fees	58,821
Payable for preferred offering expenses	83,560
Other accrued expenses	47,006
Total Liabilities	1,051,000
Preferred Stock, $0.001 par value:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 1,996,700 shares issued and outstanding)	49,917,500
Series G Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 1,990,201 shares issued and outstanding)	49,755,025
Total Preferred Stock	99,922,525
Net Assets Attributable to Common Stockholders	$205,753,762
Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$144,946,235
Total distributable earnings	60,807,527
Net Assets	$205,753,762
Net Asset Value per Common Share:
($205,753,762 ÷ 25,264,139 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$8.14
Statement of Operations
For the Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign withholding taxes of $158,627)	$3,701,643
Interest	173,487
Total Investment Income	3,875,130
Expenses:
Investment advisory fees	2,685,387
Stockholder communications expenses	147,579
Shelf registration expense	135,242
Audit and legal fees	91,643
Stockholder services fees	89,457
Directors’ fees	82,000
Payroll expenses	65,040
Custodian fees	45,644
Accounting fees	45,000
Interest expense	2,200
Service fees for securities sold short (See Note 2)	989
Miscellaneous expenses	99,114
Total Expenses	3,489,295
Less:
Expenses paid indirectly by broker (See Note 3)	(2,245)
Net Expenses	3,487,050
Net Investment Income	388,080
Net Realized and Unrealized Gain on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments.	26,243,624
Net realized gain on securities sold short	42,250
Net realized gain on foreign currency transactions	9,290
Net realized gain on investments, securities sold short, and foreign currency transactions	26,295,164
Net change in unrealized appreciation/depreciation: on investments(a)	6,613,896
on foreign currency translations	756
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,614,652
Net Realized and Unrealized Gain on Investments, Securities Sold Short, and Foreign Currency	32,909,816
Net Increase in Net Assets Resulting from Operations	33,297,896
Total Distributions to Preferred Stockholders	(5,114,064)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$28,183,832

(a)	Includes net change of $5,969 in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2020.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$388,080	$3,185,626
Net realized gain on investments, securities sold short, and foreign currency transactions	26,295,164	19,943,525
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,614,652	26,104,341
Net Increase in Net Assets Resulting from Operations	33,297,896	49,233,492
Distributions to Preferred Stockholders	(5,114,064)	(3,820,425)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	28,183,832	45,413,067

Distributions to Common Stockholders:
Accumulated earnings	(21,344,313)	(20,626,172)
Return of capital	(702,849)	(1,128,870)
Total Distributions to Common Stockholders	(22,047,162)	(21,755,042)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	2,261,390	2,236,670
Net increase in net assets from redemption of preferred shares	29,148	—
Offering costs for preferred shares charged to paid-in capital	—	(1,852,000)
Net Increase in Net Assets from Fund Share Transactions	2,290,538	384,670
Net Increase in Net Assets Attributable to Common Stockholders	8,427,208	24,042,695

Net Assets Attributable to Common Stockholders:
Beginning of year	197,326,554	173,283,859
End of year	$205,753,762	$197,326,554

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2020		2019		2018		2017		2016
Operating Performance:
Net asset value, beginning of year	$7.93		$7.04		$9.34		$8.13		$8.36
Net investment income	0.02		0.13	(a)	0.03		0.01		0.05
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.27		1.86		(1.28)		2.11		0.60
Total from investment operations	1.29		1.99		(1.25)		2.12		0.65
Distributions to Preferred Stockholders: (b)
Net investment income	(0.00	)(c)	(0.02)		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)
Net realized gain	(0.20)		(0.13)		(0.15)		(0.08)		(0.05)
Total distributions to preferred stockholders	(0.20)		(0.15)		(0.15)		(0.08)		(0.05)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	1.09		1.84		(1.40)		2.04		0.60
Distributions to Common Stockholders:
Net investment income	(0.02)		(0.12)		(0.01)		(0.03)		(0.06)
Net realized gain	(0.83)		(0.71)		(0.89)		(0.73)		(0.74)
Return of capital	(0.03)		(0.05)		—		(0.12)		(0.03)
Total distributions to common stockholders	(0.88)		(0.88)		(0.90)		(0.88)		(0.83)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	—		—		—		0.00	(c)	—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(c)	0.00	(c)	—		—		—
Increase in net asset value from redemption of preferred shares	0.00	(c)	—		—		0.12		—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		(0.07)		(0.00	)(c)	(0.07)		—
Total Fund share transactions	—		(0.07)		(0.00	)(c)	0.05		—
Net Asset Value Attributable to Common Stockholders, End of Year	$8.14		$7.93		$7.04		$9.34		$8.13
NAV total return †	18.58%		25.86%		(16.54)%		26.50%		7.59%
Market value, end of year	$7.96		$8.02		$7.06		$9.20		$7.24
Investment total return ††	14.15%		26.67%		(14.93)%		40.21%		7.97%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$305,676		$297,577		$243,309		$297,503		$232,399
Net assets attributable to common shares, end of year (in 000’s)	$205,754		$197,327		$173,284		$227,477		$197,623
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.23%		1.62	%(a)	0.39%		0.13%		0.70%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction(d)(e)	2.06%		1.69	%(f)	1.62%		1.45%		1.49	%(g)
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(d)(h)	2.06%		1.69	%(f)	1.53%		1.45%		1.49	%(g)
Portfolio turnover rate	29.3%		17.5%		20.5%		16.8%		10.3%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2020		2019		2018		2017		2016
Cumulative Preferred Stock:
6.000% Series B Preferred(i)
Liquidation value, end of year (in 000’s)	—		—		$19,775		$19,775		$19,775
Total shares outstanding (in 000’s)	—		—		791		791		791
Liquidation preference per share	—		—		$25.00		$25.00		$25.00
Average market value (j)	—		—		$25.81		$26.36		$26.42
Asset coverage per share(k)	—		—		$86.86		$106.21		$167.07
Series C Auction Rate Preferred
Liquidation value, end of Total shares outstanding (in 000’s)	$250		$250		$250		$250		$15,000
Total shares outstanding (in 000’s)	0	(l)	0	(l)	0	(l)	0	(l)	1
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000		$25,000
Liquidation value (m)	$25,000		$25,000		$25,000		$25,000		$25,000
Asset coverage per share(k)	$76,478		$74,209		$86,865		$106,212		$167,071
5.125% Series E Preferred
Liquidation value, end of year (in 000’s)	$49,918		$50,000		$50,000		$50,000		—
Total shares outstanding (in 000’s)	1,997		2,000		2,000		2,000		—
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		—
Average market value(j)	$25.55		$24.88		$23.80		$24.98		—
Asset coverage per share(k)	$76.48		$74.21		$86.86		$106.21		—
5.125% Series G Preferred
Liquidation value, end of year (in 000’s)	$49,755		$50,000		—		—		—
Total shares outstanding (in 000’s)	1,990		2,000		—		—		—
Liquidation preference per share	$25.00		$25.00		—		—		—
Average market value(j)	$25.61		$25.40		—		—		—
Asset coverage per share(k)	$76.48		$74.21		—		—		—
Asset Coverage (n)	306%		297%		347%		425%		668%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering.

(a)	Includes income resulting from special dividends. Without these dividends, the per share income amount would have been 0.02 and the net investment income ratio would have been 0.20%.

(b)	Calculated based on average common shares outstanding on the record dates throughout the years.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all fiscal years presented there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.30%, 1.25%, 1.22%, 1.23%, and 1.27%, respectively.

(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. For the year ended December 31, 2019, there was no impact to the ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares.

(g)	During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(h)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.30%, 1.25%, 1.15%, 1.23%, and 1.27%, respectively.

(i)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on December 26, 2019.

(j)	Based on weekly prices.

(k)	Asset coverage per share is calculated by combining all series of preferred shares.

(l)	Actual number of shares outstanding is 10.

(m)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(n)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements.To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 in these financial statements.

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Computer Software and Services	$30,598,431	—	$200	$30,598,631
Publishing	3,694,513	$65,808	3,665	3,763,986
Other Industries (b)	75,583,941	—	—	75,583,941
Distribution Companies
Business Services	4,708,406	—	656	4,709,062
Financial Services	11,923,269	—	4,200	11,927,469
Real Estate	4,050,625	—	205	4,050,830
Wireless Communications	12,487,899	—	41,295	12,529,194
Other Industries (b)	136,152,998	—	—	136,152,998
Total Common Stocks	279,200,082	65,808	50,221	279,316,111
Closed-End Funds	—	116,400	—	116,400
Preferred Stocks (b)	1,157,475	—	—	1,157,475
Rights (b)	—	—	0	0
Warrants (b)	16	—	—	16
Convertible Corporate Bonds (b)	—	170,492	—	170,492
U.S. Government Obligations	—	25,040,214	—	25,040,214
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$280,357,573	$25,392,914	$50,221	$305,800,708

(a)	Level 3 securities are valued by the last available closing Price/Spin-off and Merger/Acquisition Price analysis. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2020, the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For restricted securities the Fund held as of December 31, 2020, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on nonconvertible debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to disallowed expenses, reversal of prior year’s Real Estate Investment Trust adjustments, and reclassification of capital gain on the sale of investments considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decreased paid-in capital by $239,320, with an offsetting adjustment to total distributable earnings.

Distributions to stockholders of the Fund’s Series C Cumulative Preferred Stock (Series C Preferred), 5.125% Series E Cumulative Preferred Stock (Series E Preferred), and 5.125% Series G Preferred Stock (Series G Preferred) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,780,999	$426,724	$3,952,388	$732,070
Long term capital gains	19,563,314	4,687,340	16,673,784	3,088,355
Return of capital	702,849	—	1,128,870	—
Total distributions paid	$22,047,162	$5,114,064	$21,755,042	$3,820,425

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$60,878,476
Other temporary differences*	(70,949)
Total	$60,807,527

*	Other temporary differences were due to current year dividends payable.

At December 31, 2020, the differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and investments no longer considered passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$244,923,092	$87,968,615	$(27,090,999)	$60,877,616

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. Except as disclosed above, for the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the year ended December 31, 2020, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of Series C Preferred Stock.

During the year ended December 31, 2020, the Fund paid $18,235 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,245.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2020, the Fund accrued $65,040 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Fund engaged in a sale transaction with a fund that has a common investment adviser. This sale transaction complied with Rule 17a-7 under the Act and amounted to $2,531,500.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated to $69,700,250 and $82,957,411, respectively.

5. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2020 and 2019, the Fund did not repurchase any of its common shares.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Transactions in common stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	365,624	$2,261,390	280,650	$2,236,670

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares. As of December 31, 2020, the Fund has approximately $300 million available for issuance under the current shelf registration. On December 24, 2020, the Fund filed a shelf registration in the amount of $400 million. As of December 31, 2020 the shelf registration had not been declared effective by the SEC.

The Fund’s Articles of Incorporation authorize the issuance of up to 4,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E and Series G Preferred at redemption prices of $25,000, $25 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C Preferred Stock at its redemption price. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2020, the Fund repurchased 3,300 shares of Series E and 9,799 shares of Series G Preferred Stock in the open market

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

at an investment of $74,758 and $223,569 and an average discount of 9.42% and 8.78% from its liquidation preference, respectively. During the year ended December 31, 2019, the Fund redeemed and retired all of the remaining shares of Series B Preferred Stock.

On December 20, 2019, the Fund issued 2,000,000 shares of Series G Preferred receiving $48,148,000, after the deduction of offering expenses of $277,000 and underwriting fees of $1,575,000. The Series G Preferred has an annual dividend rate of 5.125%, is perpetual, noncallable for five years, and has a liquidation preference of $25 per share. Distributions are to be paid quarterly beginning on March 26, 2020.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/20	Net Proceeds	2020 Dividend Rate Range	Dividend Rate at 12/31/20	Accrued Dividends at 12/31/20
C Auction Rate	March 31, 2003	1,000	10	$24,547,465	0.070% to 2.783%	0.175%	1
E 5.125%	September 26, 2017	2,000,000	1,996,700	48,192,240	Fixed Rate	5.125%	35,416
G 5.125%	December 20, 2019	2,000,000	1,990,201	48,148,000	Fixed Rate	5.125%	35,532

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The Gabelli Multimedia Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Multimedia Trust Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets attributable to common stockholders for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets attributable to common stockholders for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders as of December 31, 2019, for the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you invested in the Fund.

Investment Objective and Strategies.

There have been no material changes to the Fund’s investment objective or principal investment strategies since the Fund’s last annual report to shareholders.

Investment Objective

The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in the common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing, and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund’s policy of concentration in companies in the communications industries is also a fundamental policy of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Such majority votes require, in each case, the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the Fund’s applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy “ ). The Fund may invest in companies of any size market capitalization. The Fund may invest, without limitation, in foreign securities. The Fund may also invest in securities of companies located in emerging markets.

A company will be considered to be in these industries if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or multimedia related activities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

The telecommunications companies in which the Fund may invest are engaged in the development, manufacture, or sale of communications services or equipment throughout the world, including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio, satellite and microwave transmission and cable television.

The entertainment, media and publishing companies in which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world, including pre-recorded music, feature-length motion pictures, made-for-TV movies, television series, documentaries, animation, game shows, sports programming, and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies; home video, interactive and multimedia programming, including home shopping and multiplayer games; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail; emerging technologies combining television, telephone, and computer systems, computer hardware and software; and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable, or telecommunications services.

Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Fund’s investment objectives and policies, see “Risk Factors and Special Considerations.”

The Investment Adviser believes that at the present time investment by the Fund in the securities of companies located throughout the world presents great potential for accomplishing the Fund’s investment objectives. While the Investment Adviser expects that a substantial portion of the Fund’s portfolio may be invested in the securities of domestic companies, a significant portion of the Fund’s portfolio may also be comprised of the securities of issuers headquartered outside the United States.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

●	the Investment Adviser’s own evaluations of the private market value as defined below), cash flow, earnings per share, and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry, or country that will surface additional value.

Certain Investment Practices

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries or emerging markets, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is limitation on its ability to invest in the debt securities of foreign governments.

Corporate Reorganizations. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, the Fund may also invest up to 10% of the market value of its total assets in money market mutual funds that invest primarily in securities of U.S. government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its secondary investment objective of income.

Further information on the investment objectives and policies of the Fund are set forth in the SAI.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Special Investment Methods

Options. On behalf of the Fund, and subject to guidelines of the Board, the Investment Adviser may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option.

The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. See “Investment Objectives and Policies — Investment Practices” in the SAI.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Investment Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the amendments to Rule 4.5 under the CEA, certain trading restrictions are applicable to the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swap markets. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Investment Adviser to manage the Fund, and on the Fund’s performance.

Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement, and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities, and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set

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on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

Short Sales. The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

The market value for the securities sold short of any one issuer will not exceed 5% of the Fund’s total assets or 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Investment Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

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Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if: (i) the loan is collateralized in accordance with applicable regulatory requirements, and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.

Leveraging. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. The Fund currently has three series of preferred stock outstanding: the Series C Auction Rate Cumulative Preferred Stock, the Series E Preferred, and the Series G Preferred.

Further information on the investment objectives and policies of the Fund is set forth in the SAI.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019 and 2018, were 17.5% and 20.5%, respectively.

Risk Factors and Special Considerations

There are a number of risks that an investor should consider in evaluating the Fund. In addition, you should consider the matters set forth below.

Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred stock. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage. Such volatility may increase the likelihood of the Fund’s having to sell investments in order to meet dividend payments on the preferred stock, or to redeem preferred stock when it may be disadvantageous to do so. The Fund may not be permitted to declare dividends or distributions with respect to common stock or preferred stock, or purchase common stock or preferred stock unless at such time the Fund meets certain asset coverage requirements. In addition, the Fund may not be permitted to pay distributions on common stock unless all distributions on preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. Any preferred stock currently outstanding or that the Fund issues in the future would subject the Fund to certain asset coverage requirements under the 1940 Act that could, under certain circumstances, restrict the Fund from making distributions necessary to qualify as a registered investment company. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a registered investment company and, thus, may be subject to income tax as an ordinary corporation. Because the advisory fee paid to the Investment Adviser is calculated on the basis of the Fund’s Managed

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Assets rather than only on the basis of net assets attributable to the shares of common stock, the fee may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage. However, the Investment Adviser has agreed to reduce any management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of the outstanding shares of common stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series C Auction Rate Preferred Stock, Series E Preferred and Series G Preferred are outstanding. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time.

Preferred Stock Risk. The issuance of preferred stock causes the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common stock than if the Fund had not issued preferred stock.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common stock than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common stock. The Fund might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing its ratings on the preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred stock.

In addition, the Fund would pay (and the holders of common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of the shares of the preferred stock, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred stock, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), there can be no assurance that such actions can be effected in time to meet the Code requirements.

Portfolio Guidelines of Rating Agencies for Preferred Stock. In order to obtain and maintain attractive credit quality ratings for shares of preferred stock, the Fund must comply with investment quality, diversification, and other guidelines established by the relevant ratings agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain “asset coverage” ratios. The asset coverage ratio with respect to a senior security representing indebtedness means the ratio of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund’s senior securities representing indebtedness. The asset coverage ratio with respect to a senior security representing stock means the ratio of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund’s senior securities representing indebtedness plus the aggregate liquidation preference of the Fund’s outstanding shares of preferred stock.

If, as is the case with the Fund, a registered investment company’s senior securities are equity securities, such securities must have an asset coverage of at least 200% immediately following its issuance. If a registered investment company’s senior securities represent indebtedness, such indebtedness must have an asset coverage of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common stock except a dividend payable in shares of common stock issued by the Fund. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or “cover” transactions in order to avoid the creation of a class of senior security.

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Special Risks to Holders of Fixed Rate Preferred Stock

Market Price Fluctuation. Shares of fixed rate preferred stock may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Auction Rate Preferred Stock

Auction Risk. You may not be able to sell your auction rate preferred stock at an auction if the auction fails, i.e., if more shares of auction rate preferred stock are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred stock only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred stock, which could also affect the liquidity of your investment. Since February 2008, most auction rate preferred stock, including our Series C Auction Rate Preferred, have had failed auctions and holders of such stock have suffered reduced liquidity.

Secondary Market Risk. If you try to sell your auction rate preferred stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred stock are not required to maintain this market, and the Fund is not required to redeem auction rate preferred stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred stock will not be registered on a stock exchange. If you sell your auction rate preferred stock to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. Since February 2008, most auction rate preferred stock, including our Series C Auction Rate Preferred, have had failed auctions and holders of such stock have suffered reduced liquidity, including the inability to sell such stock in a secondary market.

Special Risks for Holders of Subscription Rights

There is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred stock or common stock purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. Further, if investors exercise only a portion of the rights, the number of shares of the preferred stock issued may be reduced, and the preferred stock or common stock may trade at less favorable prices than larger offerings for similar securities.

Common Stock Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. Distributions on the Fund’s common stock may contain a return of capital. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Distributions sourced from return of capital should not be considered as dividend yield or the total return from an investment in the Fund. Stockholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Industry Concentration Risk

The Fund invests a significant portion of its assets in companies in the telecommunications, media, publishing, and entertainment industries and, as a result, the value of the Fund’s shares is more susceptible to factors affecting those particular types of companies and those industries, including governmental regulation, a greater price volatility than the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to technological developments.

Various types of ownership restrictions are imposed by the Federal Communications Commission, or FCC, on investment in media companies and cellular licensees. For example, the FCC’s broadcast and cable multiple-ownership and cross ownership rules, which apply to the radio, television, and cable industries, provide that investment advisers are deemed to have an “attributable” interest whenever the adviser

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has the right to determine how five percent or more of the issued and outstanding voting stock of a broadcast company or cable system operator may be voted. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. An attributable interest in a cellular company arises from the right to control 20% or more of its voting stock.

Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund’s ability to invest in certain mass media and cellular companies. In the event that the Investment Adviser and its affiliates may be deemed to have such an attributable interest, the Board of Directors of the Fund may delegate, from time to time, to the Fund’s Proxy Voting Committee, voting power over certain shares of securities held by the Fund in view of these ownership limitations to ensure compliance with certain FCC regulations.

Smaller Companies

While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objectives as well as the stockholder’s other investments when considering an investment in the Fund.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

●	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

●	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the its assets and not more than 10% of the outstanding voting securities of such issuer.

Market Value and Net Asset Value

The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed stock will trade at, below, or above net asset value. As of December 31, 2019, the shares of common stock traded at a premium of 1.13%. Stockholders desiring liquidity may, subject to applicable securities laws, trade their Fund common stock on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

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Non-Investment Grade Securities

The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

In addition, the market value of securities in non-investment rated categories is more volatile than that of higher quality securities, and the markets in which such non-investment rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

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Foreign Securities

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

The Fund also may purchase sponsored American Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Emerging Markets Risk

The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Special Risks of Derivative Transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts, and options on futures contracts, securities indices, and foreign currencies include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices, and currency markets;

●	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

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●	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

●	no assurance that futures contracts or options on futures can be offset at favorable prices;

●	possible reduction of the yield of the Fund due to the use of hedging;

●	possible reduction in value of both the securities hedged and the hedging instrument;

●	possible lack of liquidity due to daily limits or price fluctuations;

●	imperfect correlation between the contracts and the securities being hedged; and

●	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description, see “Investment Objectives and Policies — Investment Practices” in the SAI.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objectives and Policies — Investment Practices” in the SAI.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement, or inability to act on behalf of the Investment Adviser.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Non-investment rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Special Risks Related to Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

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●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions with respect to all or a portion of any series of auction rate preferred stock in order to manage the impact on its portfolio of changes in the dividend rate of such stock. Through these transactions the Fund seeks to obtain the equivalent of a fixed rate for such auction rate preferred stock that is lower than the Fund would have to pay if it issued fixed rate preferred stock. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk — Interest Rate Transactions.”

Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Certain Provisions of the Fund’s Governing Documents and Maryland Law.”

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial

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condition of financial institutions and our business, financial condition, and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition, and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates, and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Moreover, the SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. The Board designated and approved a liquidity committee (“Liquidity Committee”) to administer the Fund’s liquidity risk management program and related procedures, various aspects of which went into effect in December 2018 and June 2019.

In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Funds. For example, the SEC recently re-proposed a new regulatory framework for registered investment companies’ use of derivatives. While the full extent of the aggregate impact of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which such Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors

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holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, continued operation of the U.S. government, regulation, and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes, and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation, and other areas. Although it is impossible to predict the impact, if any, of these changes to the Fund’s business, they may adversely affect the Fund’s business, financial condition, operating results and cash flows.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction, or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Senior Securities / leverage As of December 31, 2020, the Fund uses leverage through the issuance of preferred stock.

Effects of Leverage

The following information is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of Preferred Stock, as of December 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Stock dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of December 31, 2020), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	32.70%
Estimated Annual Effective Preferred Share Dividend Rate	5.11%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate	1.67%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(17.82%)
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(10.40%)
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.97%)
Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.46%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	11.89%

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Common Stock total return is composed of two elements — the distributions paid by a Fund to holders of Common Stock (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred stock issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Stock, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Fund’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in shares of common stock, as a percentage of net assets attributable to common stock. All expenses of the Fund will be borne, directly or indirectly, by the common stockholders. Amounts are for the current fiscal year.

Annual Expenses	Percentages of Net Assets Attributable to Common Shares
Management Fees(a)	1.49%
Other Expenses	0.39%
Total Annual Expenses	1.88%
Dividends on Preferred Stock(b)	2.48%
Total Annual Expenses and Dividends on Preferred Stock	4.36%

(a)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding shares of preferred stock and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed). Consequently, because the Fund has preferred stock outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common stock will be higher than if the Fund did not utilize a leveraged capital structure.

(b)	Dividends on Preferred Stock represent the estimated annual distributions on the existing preferred stock outstanding.

The following example illustrates the expenses you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$44	$132	$221	$450

*The example should not be considered a representation of future expenses. The example is based on Total Annual Expenses and Dividends on Preferred Stock shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The above example includes Dividends on Preferred Stock. If Dividends on Preferred Stock were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$19	$59	$101	$219

Share Price Data

The following table sets forth for the quarters indicated, the high and low closing prices on the NYSE per share of the Fund’s common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low NYSE closing prices provided.

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	Market Price		Corresponding NAV		Premium Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
03/31/2019	$8.68	$7.05	$8.22	$7.10	5.59%	(0.70%)
06/30/2019	$8.53	$7.76	$8.38	$7.71	1.79%	0.64%
09/30/2019	$8.68	$8.07	$8.07	$7.48	7.55%	7.88%
12/31/2019	$8.33	$7.87	$7.92	$7.78	5.17%	1.15%
03/31/2020	$8.36	$3.42	$7.91	$4.04	5.68%	(15.34%)
06/30/2020	$7.53	$4.77	$6.92	$4.43	8.81%	7.67%
09/30/2020	$7.40	$6.43	$7.46	$6.26	(0.80%)	2.71%
12/31/2020	$8.29	$6.16	$7.98	$6.44	3.88%	(4.34%)

Portfolio Managers

There were no changes to the portfolio management team during the year ended December 31, 2020.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following

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manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Financial Highlights 2011-2015
	For the Year Ended December 31,
	2015		2014		2013	2012		2011
Operating Performance:
Net asset value, beginning of year	$9.81		$10.90		$8.22	$7.48		$9.17
Net investment income	0.03		0.05		0.06	0.13		0.04
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.49)		0.42		3.61	1.48		0.00 (a)
Total from investment operations	(0.46)		0.47		3.67	1.61		0.04
Distributions to Preferred Shareholders: (b)
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.01)	(0.03)		—
Net realized gain	(0.05)		(0.06)		(0.06)	(0.04)		(0.07)
Total distributions to preferred shareholders	(0.05)		(0.06)		(0.07)	(0.07)		(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.51)		0.41		3.60	1.54		(0.03)
Distributions to Common Shareholders:
Net investment income	(0.03)		(0.02)		(0.05)	(0.07)		—
Net realized gain	(0.89)		(0.88)		(0.87)	(0.08)		(0.24)
Return of capital	(0.02)		(0.15)		—	(0.65)		(0.63)
Total distributions to common shareholders	(0.94)		(1.05)		(0.92)	(0.80)		(0.87)
Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		(0.44)		—	—		(0.76)
Increase in net asset value from repurchase of common shares	—		—		—	0.00	(a)	0.00 (a)
Increase in net asset value from common shares issued upon reinvestment of distributions	—		0.00	(a)	0.00 (a)	—		—
Offering expenses charged to paid-in capital	(0.00	)(a)	(0.01)		—	(0.00	)(a)	(0.03)
Total Fund share transactions	(0.00	)(a)	(0.45)		0.00 (a)	0.00	(a)	(0.79)
Net Asset Value Attributable to Common Shareholders, End of Year	$8.36		$9.81		$10.90	$8.22		$7.48
NAV total return †	(5.57)%		4.17%		45.77%	22.29%		(0.13)%
Market value, end of year	$7.50		$10.01		$12.40	$7.85		$6.24
Investment total return ††	(16.33)%		(6.63)%		73.37%	40.00%		(10.35)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$238,049		$273,307		$232,399	$182,899		$169,977
Net assets attributable to common shares, end of year (in 000’s)	$203,274		$238,532		$197,624	$148,124		$135,202
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.33%		0.13%		0.60%	1.68%		(0.11)%

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

	For the Year Ended December 31,
	2015		2014	2013	2012		2011
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.45	%(c)	1.59%	1.55%	1.84	%(d)	2.59%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.30	%(c)	1.50%	1.55%	1.84	%(d)	2.34%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.26	%(c)	1.37%	1.29%	1.48	%(e)	2.08%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.13	%(c)	1.29%	1.29%	1.48	%(e)	1.88%
Portfolio turnover rate	14.0%		16.0%	12.7%	7.9%		14.4%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$19,775		$19,775	$19,775	$19,775		$19,775
Total shares outstanding (in 000’s)	791		791	791	791		791
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00		$25.00
Average market value (f)	$25.80		$25.41	$25.45	$25.73		$25.38
Asset coverage per share(g)	$171.13		$196.48	$167.07	$131.49		$122.20
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$15,000		$15,000	$15,000	$15,000		$15,000
Total shares outstanding (in 000’s)	1		1	1	1		1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000		$25,000
Liquidation value (h)	$25,000		$25,000	$25,000	$25,000		$25,000
Asset coverage per share(g)	$171,134		$196,481	$167,072	$131,486		$122,197
Asset Coverage (i)	685%		786%	668%	526%		489%

†	For the years ended 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The years ended 2012 and 2011, were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to 2014 and 2011 rights offerings, assuming full subscription by shareholders.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to 2014 and 2011 rights offerings, assuming full subscription by shareholders.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.
(e)	These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.
(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(i)	Asset coverage is calculated by combining all series of preferred shares.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 78	Since 1994**	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013- 2018)
Christopher J. Marangi Director and Portfolio Manager Age: 46	Since 2013**	2	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

INDEPENDENT DIRECTORS[5]:
John Birch[6] Director Age: 69	Since 2019*	5	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—
Anthony J. Colavita[6,7] Director Age: 85	Since 2001**	20	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[7] Director Age: 82	Since 1994*	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
Frank J. Fahrenkopf Jr.[6] Director Age: 81	Since 1999***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)
Kuni Nakamura Director Age: 52	Since 2012*	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—
Werner J. Roeder Director Age: 80	Since 1999***	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Salvatore J. Zizza[8] Director Age: 75	Since 1994***	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)
Daniel E. Zucchi Director Age: 80	Since 2019***	3	President of Zucchi Inc. (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009)

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1994

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017
Peter Goldstein Secretary and Vice President Age: 67	Since 2020

General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015
Carter W. Austin Vice President and Ombudsman Age: 54	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC
Laurissa M. Martire Vice President Age: 44	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Marangi are considered “interested persons” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Fahrenkopf’s daughter, Lesle. F. Foley, and Mr. Colavita’s son, Anthony S. Colavita, serve as directors of other funds in the Fund Complex, and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[7]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI MULTIMEDIA TRUST INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2020

Cash Dividends and Distributions
Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains	Return of Capital(b)	Total Amount Paid Per Share(c)	Dividend Reinvestment Price
Common Stock
03/24/20	03/17/20	$0.01800	$0.19020	$0.01180	$0.22000	$4.67
06/23/20	06/16/20	0.01800	0.19020	0.01180	0.22000	6.61
09/23/20	09/16/20	0.01800	0.19020	0.01180	0.22000	6.39
12/18/20	12/11/20	0.01800	0.19020	0.01180	0.22000	7.96
		$0.07200	$0.76080	$0.04720	$0.88000
5.125% Series E Cumulative Preferred Stock
03/26/20	03/19/20	$0.0277033	$0.2926092	—	$0.32031
06/26/20	06/19/20	0.0277033	0.2926092	—	0.32031
09/28/20	09/21/20	0.0277033	0.2926092	—	0.32031
12/28/20	12/18/20	0.0277033	0.2926092	—	0.32031
		$0.1108132	$1.1704368	—	$1.28125
5.125% Series G Cumulative Preferred Stock
03/26/20	03/19/20	$0.0295502	$0.3121165	—	$0.3416667
06/26/20	06/19/20	0.0277033	0.2926092	—	0.3203125
09/28/20	09/21/20	0.0277033	0.2926092	—	0.3203125
12/28/20	12/18/20	0.0277033	0.2926092	—	0.3203125
		$0.1126601	$1.1899441	—	$1.3026042

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pays dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2020 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the fiscal year ended December 31, 2020 were $24,250,654 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common, 5.125% Series E Cumulative Preferred, and 5.125% Series G Cumulative Preferred shareholders ordinary income dividends, including short term capital gains, of $0.0720, $0.1108, and $0.1127, respectively, per share in 2020. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $15.2263 per share in 2020. For the fiscal year ended December 31, 2020, 99.55% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, 10.48% of the ordinary income distribution was qualified interest income. The Fund designates 100% of the short term capital gain dividends distributed during the fiscal year ended December 31, 2020, as qualified short term gain pursuant to the American Jobs creation Act of 2004. The percentage of ordinary income dividends paid by the Fund during 2020 derived from U.S. Treasury securities was 0.72%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 8.2%.

THE GABELLI MULTIMEDIA TRUST INC.
INCOME TAX INFORMATION (Unaudited) (Continued)
December 31, 2020

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Non-Taxable Return of Capital(b)	Total Distributions(c)	Adjustment to Cost Basis(d)
Common Shares
2020	$0.02040	$0.05160	$0.76080	$0.04720	$0.88000	$0.04720
2019	0.11360	0.04450	0.67310	0.04880	0.88000	0.04880
2018	0.01105	0.02757	0.86138	—	0.90000	—
2017	0.03060	0.00300	0.72872	0.11768	0.88000	0.11768
2016	0.06168	0.00268	0.73753	0.02811	0.83000	0.02811
2015	0.03269	0.02999	0.85399	0.02333	0.94000	0.02333
2014(e)	0.01978	0.00107	0.88350	0.14565	1.05000	0.14565
2013	0.05193	0.10631	0.76176	—	0.92000	—
2012	0.07460	0.07484	—	0.65056	0.80000	0.65056
2011(f)	—	0.24320	—	0.62680	0.87000	0.62680
6.00% Series B Cumulative Preferred Stock
2020	—	—	—	—	—	—
2019	$0.20497	$0.08036	$1.21467	—	$1.50000	—
2018	0.01840	0.04600	1.43560	—	1.50000	—
2017	0.06023	0.00586	1.43390	—	1.50000	—
2016	0.11520	0.00520	1.37960	—	1.50000	—
2015	0.05350	0.04908	1.39742	—	1.50000	—
2014	0.03280	0.00160	1.46560	—	1.50000	—
2013	0.08480	0.17320	1.24200	—	1.50000	—
2012	0.74880	0.75120	—	—	1.50000	—
2011	—	1.50000	—	—	1.50000	—
Series C Auction Rate Cumulative Preferred Stock
2020	$4.33392	$10.89238	$160.82370	—	$176.05000	—
2019	129.95266	50.95236	770.25498	—	951.16000	—
2018	10.16619	25.32982	791.50399	—	827.00000	—
2017	17.61700	1.71529	419.38771	—	438.72000	—
2016	13.43109	0.58542	160.60349	—	174.62000	—
2015	1.55581	1.42712	40.63707	—	43.62000	—
2014	0.68296	0.03701	30.51003	—	31.23000	—
2013	1.74961	3.58224	25.66814	—	30.99999	—
2012	18.59116	18.65884	—	—	37.25000	—
2011	—	37.21000	—	—	37.21000	—
5.125% Series E Cumulative Preferred Stock
2020	$0.03154	$0.07927	$1.17044	—	$1.28125	—
2019	0.1750733	0.0686434	1.0375333	—	1.2812500	—
2018	0.0157504	0.0392428	1.2262568	—	1.2812500	—
2017	0.0128600	0.0012500	0.3062000	—	0.3203100	—
5.125% Series G Cumulative
Preferred Stock
2020	$0.03207	$0.08059	$1.18994	—	$1.30260	—

(a) Taxable as ordinary income.

(b) Non-taxable.

(c) Total amounts may differ due to rounding.

(d) Decrease in cost basis

(e) On June 17, 2014, the Fund also distributed Rights equivalent to $0.45 per common share based upon full subscription of all issued shares.

(f) On March 29, 2011, the Fund also distributed Rights equivalent to $0.76 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center
Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	John C. Ball
Executive Chairman,	Treasurer
Associated Capital Group Inc.
Peter Goldstein
John Birch	Secretary & Vice President
Partner,
The Cardinal Partners Global	Richard J. Walz
Chief Compliance Officer
Anthony J. Colavita
President,	Carter W. Austin
Anthony J. Colavita, P.C.	Vice President & Ombudsman

James P. Conn	Laurissa M. Martire
Former Managing Director &	Vice President
Chief Investment Officer,
Financial Security Assurance	INVESTMENT ADVISER
Holdings Ltd.
Gabelli Funds, LLC
Frank J. Fahrenkopf, Jr.	One Corporate Center
Former President &	Rye, New York 10580-1422
Chief Executive Officer,
American Gaming Association	CUSTODIAN

Christopher J. Marangi	State Street Bank and Trust
Managing Director,	Company
GAMCO Investors, Inc.
COUNSEL
Kuni Nakamura
President,	Paul Hastings LLP
Advanced Polymer, Inc.
TRANSFER AGENT AND
Werner J. Roeder	REGISTRAR
Former Medical Director,
Lawrence Hospital	Computershare Trust Company, N.A.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

GGT Q4/2020

(a)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,166 for 2019 and $45,049 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,250 for 2019 and $4,335 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $38,500 for 2019 and $13,500 for 2020. All other fees represent services provided in review of registration statement.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,500 for 2019 and $13,500 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Kuni Nakamura, Werner J. Roeder, and Salvatore J. Zizza.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.       Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.       Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.       Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.       Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2020. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	23	$17.8 billion	4	$5.1 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$849.6 million
	Other Accounts:	938	$6.9 billion	0	$0
Christopher J. Marangi	Registered Investment Companies:	7	$7.2 billion	2	$4.6 billion
	Other Pooled Investment Vehicles:	1	$14.6 million	0	$0
	Other Accounts:	302	$1.7 billion	0	$0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli and Christopher J. Marangi each owned over $1,000,000 and $1-$10,000, respectively, of shares of the Trust as of December 31, 2020.

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2020 through 07/31/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 25,104,488 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700

Month #2 08/01/2020 through 08/31/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 25,104,488 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #3 09/01/2020 through 09/30/2020	Common – N/A Preferred Series G –N/A Preferred Series E – N/A	Common – N/A Preferred Series G –N/A Preferred Series E – N/A	Common – N/A Preferred Series G –N/A Preferred Series E – N/A	Common – 25,192,080 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #4 10/01/2020 through 10/31/2020	Common – N/A Preferred Series G –N/A Preferred Series E – N/A	Common – N/A Preferred Series G –N/A Preferred Series E – N/A	Common – N/A Preferred Series G –N/A Preferred Series E – N/A	Common – 25,192,080 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #5 11/01/2020 through 11/30/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common –25,192,080 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #6 12/01/2020 through 12/31/2020	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 25,264,139 Preferred Series G –1,990,201 Preferred Series E – 1,996,700
Total	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). N/A

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2021

* Print the name and title of each signing officer under his or her signature.